Dividend Reinvestment Plan	12 Months Ended
Dec. 31, 2011
Restricted Equity Securities and Dividend Reinvestment Plan and Regulatory Matters and Restrictions on Dividends [Abstract]
Dividend Reinvestment Plan
(16)	Dividend Reinvestment Plan

Under the terms of the Company’s dividend reinvestment plan (the “DRIP”) holders of common stock may elect to automatically reinvest cash dividends in additional shares of common stock. The Company may elect to sell original issue shares or to purchase shares in the open market for the account of participants. Original issue shares of 79,962 in 2011, 79,816 in 2010 and 95,403 in 2009 were sold to participants under the terms of the DRIP.